Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: March 25, 2004
For Collection Period: February, 2004
For Determination Date: March 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	131,316,651.62	87,410,907.00	12,757	218,727,558.62	218,727,558.62
(C) Collections (Regular Payments)	0.00	0.00	4,031,034.22	0.00	N/A	4,031,034.22	4,031,034.22
(D) Withdrawal from Payahead (Principal)	0.00	0.00	8,140.20	0.00	N/A	8,140.20	8,140.20
(E) Collections (Principal Payoffs)	0.00	0.00	4,855,641.48	0.00	347	4,855,641.48	4,855,641.48
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	582,361.27	0.00	28	582,361.27	582,361.27
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	62,798.11	0.00	N/A	62,798.11	62,798.11
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	0.00	121,776,676.34	87,410,907.00	12,382	209,187,583.34	209,187,583.34
(J) Certificate Factor	0.000000%	0.000000%	71.214431%	100.000000%	59.286569%	46.156785%	46.156785%
Notional Principal Balance: Class I
(K) Beginning							128,677,453.53
(L) Reduction							9,539,975.28
(M) Ending							119,137,478.25
Notional Principal Balance: Companion Component
(N) Beginning							90,050,105.09
(O) Reduction							—
(P) Ending							90,050,105.09
B. CASH FLOW RECONCILIATION							TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							10,625,477.56
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							9,830.32
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							8,140.20
2) allocable to interest							0.00
(D) ADVANCES							3,193.17
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							201,199.84
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00
TOTAL COLLECTIONS							10,847,841.09
C. TRUSTEE DISTRIBUTION							TOTAL
(A) TOTAL CASH FLOW							10,847,841.09
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							0.00
(E) SERVICING FEE (DUE AND UNPAID)							182,272.97
(F) Standby Servicing Fee (not to exceed $50,000)							3,645.46
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							319,537.19
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72
(L) Interest to “I” Certificate Holders, including Overdue							268,078.03
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							9,539,975.28
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							69,729.19
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00
(W) EXCESS YIELD							202,370.25
BALANCE							0.00
D. SPREAD ACCOUNT							SPREAD
							ACCOUNT
(A) BEGINNING BALANCE							14,051,126.34
(B) ADDITIONS TO SPREAD AMOUNT							202,370.25
(C) INTEREST EARNED							9,983.54
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							454,799.13
(H) ENDING BALANCE							13,808,681.00
(I) REQUIRED BALANCE							13,596,327.21
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							212,353.79

E. CURRENT RECEIVABLES DELINQUENCY		NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60		42	714,509.76
(B) 61-90		10	130,416.41
(C) TOTAL		52	844,926.17
(D) 90+ days		24	332,078.82
F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		14	262,689.63
(B) AGGREGATE REPOSSESSIONS		375	7,485,389.21
(C) UNLIQUIDATED REPOSSESSIONS		21	404,466.32
G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE			106,002.74
(B) DEPOSIT			0.00
(C) WITHDRAWAL			8,140.20
(D) ENDING BALANCE			97,862.54
PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	844,926.17	209,187,583.34	0.4039%
(B) 1ST PREVIOUS	1,022,232.58	218,727,558.62	0.4674%
(C) 2ND PREVIOUS	1,553,401.59	228,193,356.44	0.6807%
(D) THREE MONTH ROLLING AVERAGE	1,140,186.78	218,702,832.80	0.5173%
I. CUMULATIVE DEFAULT RATE
	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	449,496.43
(B) Cumulative Defaulted Receivables (Prior Month)	9,126,506.24
(C) Cumulative Defaulted Receivables (Current Month)	9,576,002.67	453,210,907.0	0 2.11%
	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	645,159.38
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	201,199.84
(E) Prior Period Adjustment	—
(F) Net Losses current period	443,959.54
(G) Prior Period cumulative net losses	5,869,742.59
(H) Cumulative Net Losses (current period)	6,313,702.13	453,210,907.00	1.39%
(I) Total Defaults	449,496.43
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	224,748.22
(K) Cumulative net losses including 50% of defaults	6,538,450.35	453,210,907.00	1.44%
K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	893,987.76	209,187,583.34	0.43%
L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		5,514,442.01	10,621
(B) Total Payments (Current Month)		10,826,677.40	11,845
(C) Lockbox Payment Percentage			89.67%
M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			17,900
(C) Monthly BVAC net worth (at least $20MM)			60,725
N. WAC-Weighted Average Coupon			10.3824%
O. WAM-Weighted Average Maturity			52.97

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Securitization Corp		Lisa Staab VP, Controller Bay View Acceptance Corp